EXHIBIT 32

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                 PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly report of Acies Corporation, formerly Atlantic Synergy, Inc. (the "Company") on Form 10-QSB/A for the period ending June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Oleg Firer, acting in the capacity as the Chief Executive Officer and Chief Financial Officer of the Company, certify to the best of my knowledge, pursuant to18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: April 20, 2005


By: /s/ Oleg Firer
r---------------------------------------------------
Oleg Firer,
Chief Executive Officer and Chief Financial Officer